UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 27, 2011
Jabil Circuit, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
10560 Dr. Martin Luther King, Jr. Street North, St. Petersburg, Florida 33716
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (727) 577-9749
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On September 27, 2011, Jabil Circuit, Inc. issued a press release announcing its results of operations for the fourth fiscal quarter and full fiscal year ended August 31, 2011 and held a related conference call to discuss these results. A copy of the press release was furnished as Exhibit 99.1 to a Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on September 27, 2011. A copy of the presentation posted on the Company’s website before the conference call and discussed on the call is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
The presentation attached as Exhibit 99.1 hereto contains forward-looking statements, including those regarding our anticipated financial results for our fourth fiscal quarter and fiscal year 2011; our currently expected first quarter of fiscal year 2012 net revenue, core operating income, core operating margin, core and GAAP earnings per share results, sales, general & administrative expenses, research & development expenses, amortization of intangibles, stock-based compensation, net interest expense and core tax rate; the estimated sequential growth of our segments; our IT infrastructure investments; our High Velocity Systems (“HVS”) segment’s focus on cost; our HVS segment’s development of new technology, approaches and locations; our HVS segment’s provision of synergy to high growth areas; our HVS segment’s abilities to operate with relatively light assets and generate free cash flow; our Enterprise & Infrastructure (“E&I”) segment’s engineering intimacy, manufacturing quality, planning tools, locations, scale, capability and systems; our Materials Technology Group’s differentiated materials technology and synergistic value; the strength of our Aftermarket Services relative to our competitors; the diversification of our Aftermarket Services; the movement of our Healthcare & Instrumentation sector beyond electronics; the standing of our Healthcare & Instrumentation sector relative to our competitors in terms of mix and complexity; the participation of our Industrial & CleanTech sector in the entire ecosystem; the constant state of change and challenge related to our customers’ locations and businesses; the ability of our customers to manage in the current environment; our ability to globally develop, make, deliver and service products; and the demand for our services. The statements in this presentation are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: our determination as we finalize our financial results for our fourth fiscal quarter and fiscal year 2011 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; adverse changes in the demand, or expected demand, of our customers; the expected new business opportunities in targeted segments failing to arise; adverse changes in current macro-economic conditions, both in the U.S. and internationally; our financial performance during and after the current economic conditions; our ability to maintain and improve costs, quality and delivery for our customers; risks and costs inherent in litigation; whether our realignment of our capacity will adversely affect our cost structure, ability to service customers and labor relations; our ability to take advantage of perceived benefits of offering customers vertically integrated services; changes in technology; competition; anticipated growth for us and our industry that may not occur; managing rapid growth; managing rapid declines in customer demand that may occur; our ability to successfully consummate acquisitions and divestitures; managing the integration of businesses we acquire (including, with respect to the acquisition of the Italian and French sites, potential unknown liabilities and the costs associated with addressing potential reduced business activity at these sites); risks associated with international sales and operations; retaining key personnel; our dependence on a limited number of large customers; changes in our investment decisions; changes in our HVS segment’s operational focus, development and provision of synergy, abilities to operate with relatively light assets and generate free cash flow; changes in our E&I segment’s engineering, manufacturing quality, planning tools, locations, scale, capability and systems; changes in our Materials Technology Group’s differentiated materials technology and synergistic value; our Aftermarket Services weakening relative to our competitors; changes in the diversification of our Aftermarket Services; changes in the focus and relative competitive standing of our Healthcare & Instrumentation sector; changes in the operations of our Industrial & CleanTech sector; and business and competitive factors generally affecting the electronic manufacturing services industry, our customers and our business; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended August 31, 2010, subsequent Reports on Form 10-Q and Form 8-K and our other securities filings. Jabil disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
The information furnished herewith pursuant to Item 2.02 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the

“Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Presentation dated September 27, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL CIRCUIT, INC. (Registrant)
Date: October 3, 2011	By:	/s/ Forbes I.J. Alexander
Forbes I.J. Alexander,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation dated September 27, 2011.

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